Exhibit 10

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 31st day of May, 2006 (this “First Amendment”), and entered into among MEDIA GENERAL, INC., a Virginia corporation (the “Borrower”), the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the “Administrative Agent”).

BACKGROUND:

A. The Borrower, the Administrative Agent, the L/C Issuer, the Co-Syndication Agents, the Co-Documentation Agents and Lenders entered into an Amended and Restated Credit Agreement, dated as of March 14, 2005 (the “Credit Agreement”). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

B. The Borrower has requested an amendment to the Credit Agreement.

C. The Lenders, the Administrative Agent and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Administrative Agent and the L/C Issuer covenant and agree as follows:

SECTION 1. AMENDMENTS.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of May 31, 2006, among the Borrower, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means, as applicable in the context used, the date that all applicable conditions of effectiveness set forth in Section 3 of the First Amendment are satisfied with respect to any provision therein.

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate

Pricing Level	Leverage Ratio	Facility Fee	Eurodollar Rate + Letters of Credit	Base Rate +
5	>4.50:1	0.175%	0.700%	0.000%
4	<4.50:1 but ≥3.50:1	0.150%	0.600%	0.000%
3	<3.50:1 but ≥2.50:1	0.125%	0.500%	0.000%
2	<2.50:1 but ≥1.50:1	0.100%	0.400%	0.000%
1	<1.50:1	0.080%	0.295%	0.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered, until the first Business Day after the date on which such Compliance Certificate is delivered. Notwithstanding the foregoing, the Applicable Rate in effect from and after the First Amendment Effective Date through and including the date the first Compliance Certificate is delivered pursuant to Section 6.02(b) after the First Amendment Effective Date shall be the Applicable Rate as amended by the First Amendment but based on the Leverage Ratio evidenced by the Compliance Certificate delivered for the period ending March 31, 2006.

(c) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means June 30, 2011.

(d) Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a) Maximum Leverage Ratio. Permit the Leverage Ratio at the end of any fiscal quarter of the Borrower occurring during any period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Leverage Ratio
First Amendment Effective Date through December 31, 2007	5.50 to 1.00
January 1, 2008 and each fiscal quarter thereafter	5.25 to 1.00

SECTION 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) (i) the Borrower has full power and authority to execute and deliver this First Amendment, any replacement Note payable to the order of any Lender whose Commitment has been extended pursuant to this First Amendment that has requested such Note, if any (collectively, the “Replacement Notes”), (ii) this First Amendment and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this First Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally);

(b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment;

(c) the representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof both before and after giving effect to this First Amendment;

(d) the Borrower has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof;

(e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect; and

(f) neither the execution, delivery and performance of this First Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

(g) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this First Amendment or the Replacement Notes.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

(a) All provisions of this First Amendment except Sections 1(b) and 1(c) shall be effective upon satisfaction of, or completion of, the following:

(i) the Administrative Agent shall have received executed signature pages from the Borrower, the Administrative Agent and not less than the Required Lenders prior to May 30, 2006 at 3:00 p.m., eastern time (the “Initial Approving Lenders”); and

(ii) the Administrative Agent shall have received for the account of the Initial Approving Lenders, an amendment fee in immediately available funds in an amount equal to the product of (x) 0.05% and (y) each such Initial Approving Lender’s Commitment; and

(iii) the Administrative Agent shall have received a duly executed Replacement Note for each such Initial Approving Lender whose Commitment is being extended by this First Amendment who has requested any such Replacement Note, if any; and

(iv) the Administrative Agent shall have received such other documents, instruments, and certificates, in form and substance satisfactory to Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby; and

(b) Sections 1(b) and 1(c) of this First Amendment shall be effective only upon satisfaction of, or completion of, the following:

(i) the Administrative Agent shall have received an executed signature page from each Lender not constituting an Initial Approving Lender not later than June 8, 2006; and

(ii) the Administrative Agent shall have received for the account of each such Lender described in (b)(i) immediately preceding, an amendment fee in immediately available funds in an amount equal to the product of (x) 0.05% and (y) each such approving Lender’s Commitment; and

(iii) the Administrative Agent shall have received a duly executed Replacement Note for each such Lender whose Commitment is being extended by this First Amendment who has requested any such Replacement Note, if any; and

(iv) the Administrative Agent shall have received such other documents, instruments, and certificates, in form and substance satisfactory to Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

SECTION 4. FURTHER ASSURANCES. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this First Amendment.

SECTION 5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

SECTION 7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

SECTION 8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

SECTION 9. ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES.

SECTION 10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. SUBMISSION TO JURISDICTION; WAIVERS.

(a) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON SCHEDULE 10.02 TO THE CREDIT AGREEMENT OR ON ITS ADMINISTRATIVE QUESTIONNAIRE, AS APPLICABLE, OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS FIRST AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 12. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.

MEDIA GENERAL, INC.

By:	/s/ John A. Schauss
Name:	John A. Schauss
Title:	Vice President - Finance and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Scott Conner
Name:	Scott Conner
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Scott Conner
Name:	Scott Conner
Title:	Vice President

SUNTRUST BANK, as a Joint-Lead Arranger, Co-Syndication Agent and a Lender

By:	/s/ Thomas C. Palmer
Name:	Thomas C. Palmer
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., NEW YORK BRANCH (as successor-by-merger to UFJ BANK LIMITED), NEW YORK BRANCH, as a Lender

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., NEW YORK BRANCH (formerly known as THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH), as a Lender

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and a Lender

By:	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

SCOTIABANC INC., as a Lender

By:	/s/ William F. Zarrett
Name:	William F. Zarrett
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND, PLC, as a Co-Documentation Agent and a Lender

By:	/s/ Eddie Dec
Name:	Eddie Dec
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Steven L. Hipsman
Name:	Steve L. Hipsman
Title:	Vice President

MIZUHO CORPORATE BANK, LTD. as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

SUMITOMO MITSUI BANKING CORP., NEW YORK as a Lender

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	Joint General Manager

WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy F. Galage
Name:	Timothy F. Galage
Title:	Senior Vice President